Power Of Attorney Letter             Exhibit 24.1
January 18, 2001


Raymond D. Hill                                    James A. Ward
1155 Perimeter Center West                         1155 Perimeter Center West
Atlanta, Georgia  30338                            Atlanta, Georgia  30338

Dear Messrs. Hill and Ward:

         Southern Energy, Inc. (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, its Annual Report on Form 10-K for the year ended December 31, 2000.

         The Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint Raymond D. Hill and James A. Ward our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K and any appropriate amendment or amendments thereto and any necessary exhibits.

                                    Yours very truly,

                                    SOUTHERN ENERGY, INC.


                                    By:
                                        ----------------------------------------
                                           S. Marce Fuller
                                           President and Chief Executive Officer


                                    By:
                                        ----------------------------------------
                                           A. D. Correll


                                    By:
                                        ----------------------------------------
                                           A. W. Dahlberg


                                    By:
                                        ----------------------------------------
                                           H. Allen Franklin


                                    By:
                                        ----------------------------------------
                                           Elmer B. Harris


                                    By:
                                        ----------------------------------------
                                           William M. Hjerpe


                                    By:
                                        ----------------------------------------
                                           David J. Lesar


                                    By:
                                        ----------------------------------------
                                           W. L. Westbrook